UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 25, 2023
Date of report (Date of earliest event reported)

RENASANT CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Renasant Corporation (the “Company”) is filing this Form 8-K/A (the “Amendment”) to amend the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 27, 2023 (the “Original Filing”). The sole purpose of this Amendment is to disclose the determination of the Board of Directors of the Company regarding how frequently the Company will conduct future shareholder non-binding advisory votes on the compensation paid to its named executive officers. Except for the foregoing, no other changes are being made to the Original Filing, nor are any of the other disclosures in the Original Filing updated or modified in any way. Accordingly, this Amendment should be read in conjunction with the Original Filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.
(d) As previously reported in the Original Filing, at the Company’s 2023 Annual Meeting of Shareholders on April 25, 2023, the Company’s shareholders recommended by a substantial majority of votes cast that the non-binding advisory vote to approve the compensation of the Company’s named executive officers occur on an annual basis. This vote was consistent with the recommendation of the Board of Directors of the Company. Based on this shareholder vote and other factors the Board of Directors considered in making its original recommendation, the Board of Directors determined at its meeting on June 27, 2023 that the Company will conduct future shareholder advisory votes regarding the compensation paid to its named executive officers on an annual basis until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

Item 9.01.    Financial Statements and Exhibits.
    (d)    The following exhibits are furnished herewith:
    Exhibit No.    Description
    104    The cover page of Renasant Corporation’s Form 8-K is formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: June 28, 2023	By:	/s/ C. Mitchell Waycaster
C. Mitchell Waycaster
President and Chief Executive Officer